UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2023

DISRUPTIVE ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-40279	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11501 Rock Rose Avenue, Suite 200 Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (424) 205-6858

N/A

(Former Name or Former Address, If Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	DISA	The Nasdaq Stock Market LLC
Redeemable warrants, each one whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DISAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	DISAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the regging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 16, 2023, Disruptive Acquisition Corporation I (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was no longer in compliance with Listing Rule 5550(b)(2) (the “MVLS Listing Requirement”) with respect to its Class A ordinary shares (the “Ordinary Shares”), which requires the Company to maintain an aggregate market value of listed securities of at least $35.0 million for continued listing on The Nasdaq Capital Market (the “Original Notice”). The Original Notice additionally indicated that the Company had 180 calendar days from the date of the Original Notice, or until December 13, 2023 (the “Compliance Deadline”), to regain compliance with the MVLS Listing Requirement.

On December 14, 2023, the Company received a written notice from the Listing Qualifications Department of Nasdaq indicating that the Company had not regained compliance with the MVLS Listing Requirement by the Compliance Deadline. Accordingly, Nasdaq informed the Company that the Company’s securities would be delisted from Nasdaq. In addition, unless the Company requests an appeal of this determination, trading of the Ordinary Shares will be suspended at the opening of business on December 26, 2023, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Ordinary Shares, the Company’s redeemable warrants to purchase the Ordinary Shares (the “Warrants”) and units consisting of one Ordinary Share and one-third of a Warrant (together with the Ordinary Shares and the Warrants, the “Securities”) from listing and registration on Nasdaq.

The Company does not intend to appeal Nasdaq’s determination and, accordingly, the Company expects that its Securities will be delisted. The Company is evaluating redeeming its Ordinary Shares prior to its business combination deadline of March 26, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2023

DISRUPTIVE ACQUISITION CORPORATION I

By:	/s/ Phillip C. Caputo
	Name:	Phillip C. Caputo
	Title:	Chief Financial Officer